                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 15, 1999


                          Discover Card Master Trust I
                ------------------------------------------------
               (Exact name of registrant as specified in charter)



     Delaware                   0-23108                      51-0020270
     --------                   -------                      ----------
    (State of                 (Commission                   (IRS Employer
  Organization)               File Number)                Identification No.)


c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                            19720
--------------------                                            -----
(Address of principal executive offices)
(Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable



                                     Page 1
                       The Exhibit Index appears on Page 7



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Item 5.           Other Events

                  Amendments to Credit Enhancement Agreements. On April 15, 1999, Greenwood Trust Company as Master Servicer, Servicer and Seller, U.S. Bank National Association, as Trustee and Discover Receivables Financing Corporation as Credit Enhancement Provider, entered into amended and restated credit enhancement agreements, each dated as of April 15, 1999, thereby amending and restating the credit enhancement agreements for each series currently outstanding under the Discover Card Master Trust I. A copy of each of the amended and restated credit enhancement agreements is filed herewith as an exhibit.

Item 7.           Exhibits

Exhibit No.       Description
-----------       -----------

4.1               Amended and Restated Credit Enhancement Agreement among U.S.
                  Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1993-1.

4.2               Amended and Restated Credit Enhancement Agreement among U.S.
                  Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1993-2.

4.3               Amended and Restated Credit Enhancement Agreement among U.S.
                  Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1993-3.

4.4               Amended and Restated Credit Enhancement Agreement among U.S.
                  Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1994-2.

4.5               Amended and Restated Credit Enhancement Agreement among U.S.
                  Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1994-3.

4.6               Amended and Restated Credit Enhancement Agreement among U.S.
                  Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1994-A.

4.7               Amended and Restated Credit Enhancement Agreement among U.S.
                  Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1995-1.

4.8               Amended and Restated Credit Enhancement Agreement among U.S.
                  Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1995-2.

4.9               Amended and Restated Credit Enhancement Agreement among U.S.
                  Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1995-3.

4.10              Amended and Restated Credit Enhancement Agreement among U.S.
                  Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1996-1.

4.11              Amended and Restated Credit Enhancement Agreement among U.S.
                  Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1996-2.

4.12              Amended and Restated Credit Enhancement Agreement among U.S.
                  Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1996-3.

4.13              Amended and Restated Credit Enhancement Agreement among U.S.
                  Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1996-4.

4.14              Amended and Restated Credit Enhancement Agreement among U.S.
                  Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1996-5.

4.15              Amended and Restated Credit Enhancement Agreement among U.S.
                  Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1997-1.

4.16              Amended and Restated Credit Enhancement Agreement among U.S.
                  Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1997-2.

4.17              Amended and Restated Credit Enhancement Agreement among U.S.
                  Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1997-3.

4.18              Amended and Restated Credit Enhancement Agreement among U.S.
                  Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1997-4.

4.19              Amended and Restated Credit Enhancement Agreement among U.S.
                  Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1998-1.

4.20              Amended and Restated Credit Enhancement Agreement among U.S.
                  Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1998-2.

4.21              Amended and Restated Credit Enhancement Agreement among U.S.
                  Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1998-3.

4.22              Amended and Restated Credit Enhancement Agreement among U.S.
                  Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1998-4.

4.23              Amended and Restated Credit Enhancement Agreement among U.S.
                  Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1998-5.

4.24              Amended and Restated Credit Enhancement Agreement among U.S.
                  Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1998-6.

4.25              Amended and Restated Credit Enhancement Agreement among U.S.
                  Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1998-7.

4.26              Amended and Restated Credit Enhancement Agreement among U.S.
                  Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1999-1.

4.27              Amended and Restated Credit Enhancement Agreement among U.S.
                  Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1999-2.

4.28              Amended and Restated Credit Enhancement Agreement among U.S.
                  Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1999-3.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              Discover Card Master Trust I
                              (Registrant)


                              By:   Greenwood Trust Company
                                    (Originator of the Trust)


Date:  April 15, 1999         By:   /s/ John J. Coane
                                  ----------------------------------------------
                                        John J. Coane
                                        Vice President, Chief Accounting Officer
                                        and Treasurer

                                INDEX TO EXHIBITS

Exhibit No.   Description                                                   Page
-----------   -----------                                                   ----

4.1           Amended and Restated Credit Enhancement Agreement among       [ ]
              U.S. Bank National Association as Trustee, Greenwood
              Trust Company as Master Servicer, Servicer and Seller and Discover Card Receivables Financing Corporation as
              Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1993-1.

4.2           Amended and Restated Credit Enhancement Agreement among       [ ]
              U.S. Bank National Association as Trustee, Greenwood
              Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1993-2.

4.3           Amended and Restated Credit Enhancement Agreement among       [ ]
              U.S. Bank National Association as Trustee, Greenwood
              Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1993-3.

4.4           Amended and Restated Credit Enhancement Agreement among       [ ]
              U.S. Bank National Association as Trustee, Greenwood
              Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1994-2.

4.5           Amended and Restated Credit Enhancement Agreement among       [ ]
              U.S. Bank National Association as Trustee, Greenwood
              Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1994-3.

4.6           Amended and Restated Credit Enhancement Agreement among       [ ]
              U.S. Bank National Association as Trustee, Greenwood
              Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1994-A.

4.7           Amended and Restated Credit Enhancement Agreement among       [ ]
              U.S. Bank National Association as Trustee, Greenwood
              Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1995-1.

4.8           Amended and Restated Credit Enhancement Agreement among       [ ]
              U.S. Bank National Association as Trustee, Greenwood
              Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1995-2.

4.9           Amended and Restated Credit Enhancement Agreement among       [ ]
              U.S. Bank National Association as Trustee, Greenwood
              Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1995-3.

4.10          Amended and Restated Credit Enhancement Agreement among       [ ]
              U.S. Bank National Association as Trustee, Greenwood
              Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1996-1.

4.11          Amended and Restated Credit Enhancement Agreement among       [ ]
              U.S. Bank National Association as Trustee, Greenwood
              Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1996-2.

4.12          Amended and Restated Credit Enhancement Agreement among       [ ]
              U.S. Bank National Association as Trustee, Greenwood
              Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1996-3.

4.13          Amended and Restated Credit Enhancement Agreement among       [ ]
              U.S. Bank National Association as Trustee, Greenwood
              Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1996-4.

4.14          Amended and Restated Credit Enhancement Agreement among       [ ]
              U.S. Bank National Association as Trustee, Greenwood
              Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1996-5.

4.15          Amended and Restated Credit Enhancement Agreement among       [ ]
              U.S. Bank National Association as Trustee, Greenwood
              Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1997-1.

4.16          Amended and Restated Credit Enhancement Agreement among       [ ]
              U.S. Bank National Association as Trustee, Greenwood
              Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1997-2.

4.17          Amended and Restated Credit Enhancement Agreement among       [ ]
              U.S. Bank National Association as Trustee, Greenwood
              Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1997-3.

4.18          Amended and Restated Credit Enhancement Agreement among       [ ]
              U.S. Bank National Association as Trustee, Greenwood
              Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1997-4.

4.19          Amended and Restated Credit Enhancement Agreement among       [ ]
              U.S. Bank National Association as Trustee, Greenwood
              Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1998-1.

4.20          Amended and Restated Credit Enhancement Agreement among       [ ]
              U.S. Bank National Association as Trustee, Greenwood
              Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1998-2.

4.21          Amended and Restated Credit Enhancement Agreement among       [ ]
              U.S. Bank National Association as Trustee, Greenwood
              Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1998-3.

4.22          Amended and Restated Credit Enhancement Agreement among       [ ]
              U.S. Bank National Association as Trustee, Greenwood
              Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1998-4.

4.23          Amended and Restated Credit Enhancement Agreement among       [ ]
              U.S. Bank National Association as Trustee, Greenwood
              Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1998-5.

4.24          Amended and Restated Credit Enhancement Agreement among       [ ]
              U.S. Bank National Association as Trustee, Greenwood
              Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1998-6.

4.25          Amended and Restated Credit Enhancement Agreement among       [ ]
              U.S. Bank National Association as Trustee, Greenwood
              Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1998-7.

4.26          Amended and Restated Credit Enhancement Agreement among       [ ]
              U.S. Bank National Association as Trustee, Greenwood
              Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1999-1.

4.27          Amended and Restated Credit Enhancement Agreement among       [ ]
              U.S. Bank National Association as Trustee, Greenwood
              Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1999-2.

4.28          Amended and Restated Credit Enhancement Agreement among       [ ]
              U.S. Bank National Association as Trustee, Greenwood
              Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 15, 1999, with respect to Series 1999-3.